UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 16, 2019 (Date of report; date of earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Ave.

Floor 10, Detroit, Michigan

48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act (all listed on the New York Stock Exchange):

Title of each class	Trading symbols
Common Stock, par value $0.01 per share	ALLY
8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I	ALLY PRA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operation and Financial Condition.

On October 16, 2019, Ally Financial Inc. issued a press release announcing preliminary operating results for the third quarter ended September 30, 2019. The press release is attached hereto and incorporated by reference as Exhibit 99.1. Charts furnished to securities analysts are attached hereto and incorporated by reference as Exhibit 99.2. In addition, supplemental financial data furnished to securities analysts is attached hereto and incorporated by reference as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, Dated October 16, 2019

99.2	Charts Furnished to Securities Analysts

99.3	Supplemental Financial Data Furnished to Securities Analysts

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC.
(Registrant)

Dated: October 16, 2019	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer
and Controller